EXHIBIT 4.3

                       NUMBER SPECIMEN STOCK CERTIFICATE
TLH

                                                                        Shares


                  LABORATORY CORPORATION OF AMERICA HOLDINGS

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                           SEE REVERSE FOR
                                                           CERTAIN DEFINITIONS

                                                             CUSIP 50540R 10 2


THIS CERTIFIES THAT

IS THE OWNER OF

               FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF
- ----------------------LABORATORY CORPORATION OF AMERICA HOLDINGS-------------- transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation and all amendments thereto, to all of which the holder by acceptance hereof assents.

         This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated

               CORPORATE SEAL OF
               Laboratory Corporation of America Holdings
               Delaware 1994


/s/Bradford T. Smith                               /s/James B. Powell
- --------------------                               ------------------
     Secretary                                           President



         The within named Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM--as tenants         UNIF GIFT MIN ACT--..........Custodian............
         in common                             (Cust)      (Minor)
TEN ENT--as tenants                            under Uniform Gifts to Minors
         by the entireties                     Act..........................
JT TEN--as joint tenants                             (State)
         with right of
         survivorship and
         not as tenants in
         common

    Additional abbreviations may also be used though not in the above list.


         FOR VALUE RECEIVED, _______ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE

- --------------------------------------
|                                    |
- --------------------------------------

- -----------------------------------------------------------------------------
         (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

- -----------------------------------------------------------------------------

- -----------------------------------------------------------------------------

- -----------------------------------------------------------------------------

- -----------------------------------------------------------------------Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

- ---------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_________________________




                    ---------------------------------------------------------
                    The signature to this assignment must correspond with the
                    name as written upon the face of the certificate in every
                    particular, without alteration or enlargement or any
          Notice:   change whatever.